UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report March 28, 2023
(Date of earliest event reported)

Enservco Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-36335	84-0811316
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14133 County Road 9½
Longmont, Colorado 80504

(Address of principal executive offices) (Zip Code)

(303) 333-3678
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.005 par value	ENSV	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934. ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On March 28, 2023, the Company entered into a Note Conversion Agreement (the “Note Conversion Agreement”) with Cross River Partners, LP, that governs the terms and conditions of the conversion of the Amended and Restated Convertible Subordinated Promissory Note, dated as of March 22, 2022 issued by the Company (the “March 2022 Convertible Note”) and the Convertible Subordinated Promissory Note, dated as of July 15, 2022, issued by the Company (the “July 2022 Convertible Note”). Pursuant to the terms and conditions of the Note Conversion Agreement, Cross River exercised the option to convert a portion of the principal and accrued but unpaid interest of the March 2022 Convertible Note in the amount of $1,051,050 into 2,275,000 shares of the Company’s common stock. At its next annual stockholder meeting, which is scheduled to occur in June 2023, the Company agreed to seek stockholder approval for the conversion of (1) the remaining $148,950 under the March 2022 Convertible Note into 322,402 shares of common stock, and (2) the principal and accrued but unpaid interest of the July 2022 Convertible Note into 2,400,000 shares of common stock and 2,400,000 warrants to purchase shares of common stock.

Item 5.08 Shareholder Director Nominations

The Company’s Board of Directors has scheduled an Annual Meeting of Stockholders to be held June 13, 2023 for holders of record as of April 21, 2023. Pursuant to Section 2.12 of the Company’s Bylaws, the Company will consider all recommendations from a Company person (or group) who has (or collectively if a group have) held more than 5% of the Company’s common stock for more than one year. Any such recommendations must be received by the Company as provided in the Company’s Bylaws by no later than April 25, 2023.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
10.1	Note Conversion Agreement, dated as of March 28, 2023, by and between the Company and Cross River Partners, LP.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on March 30, 2023.

Enservco Corporation

By:	/s/ Richard A. Murphy
Richard A. Murphy, Executive Chair and CEO